PMI TRADING LIMITED.

                                       OCTOBER 07, 1996.
                                       DTIR 1996-1996.

TO:      PENN OCTANE CORPORATION
ATTN:    MR. J.B. RICHTER
FAX:     (415) 368-1505.

P.M.I. TRADING LIMITED, IS PLEASED TO CONFIRM THE
 "LPG MIX" CONTRACT PURCHASE, ACCORDING TO THE FOLLOWING
TERMS AND CONDITIONS:

(1)  PMI ORDER No.:     WILL BE INFORMED MONTH BY MONTH IN OUR FAX
OPERATION.  PLEASE REFER IN ALL DOCUMENTS TO PMI'S
ORDER NUMBER.

(2)  BUYER:        P.M.I. TRADING LIMITED

      ADDRESS:          AV. MARINA NACIONAL No. 329
              TORRE EJECUTIVA, PISO 20
              COL. HUASTECA
              11311 MEXICO, D.F.

    COMMERCIAL CONTACT

    NAME:               BERNARDO DE LA GARZA/LEOPOLDO SIMON/TERESA DE LA
GARZA

TELEPHONE No.:     (52-5) 227-0121/227-0169/227-0158
TELEX No.:         1773671/1773509
FAX No.:      (52-5) 227-0140/(713) 567-0140

OPERATIONS CONTACT

NAME:              MIGUEL BUENO / ALBERTO GIRON / RODRIGO ARANDA
TELEPHONE No.:     (52-5) 227-0113/ 227-01-16/ 227 0149
TELEX No.:         1773671/1773509
FAX No.:      (52-5) 227 0111/(713) 567-0111

FINANCIAL CONTACT

NAME:              LUIS GARNICA/JUAN CARLOS CABALLERO/FRANCISCO
CERVANTES
    TELEPHONE No.: (52-5) 227-0073
    TELEX No.:          1773671/1773509
    FAX No.:       (52-5) 227-0072/(713) 567-0072

(3)  SELLER:            PENN OCTANE CORPORATION.

       ADDRESS:              5847 SAN FELIPE, SUITE 3420.
                   HOUSTON, TEXAS  77057



    COMMERCIAL CONTACT

    NAME:               MR. JORGE R. BRACAMONTES.
    TELEPHONE No.: (525)687 6513/687 1189.
    FAX No.:       (525)543 6837.

    OPERATIONS CONTACT

    NAME:               MR. JOE MARTINEZ/LYNN JOHNSON.
    TELEPHONE No.: (210)831 9442.
    FAX No.:       (210)831 9447.

    FINANCIAL CONTACT

    NAME:               MR. TOM SERLETH
    TELEPHONE No.: (713)952 5703.
    FAX No.:       (713)952 1323.

(4)  GENERAL AGREEMENT

4.1. SUBJECT TO ALL TERMS AND CONDITIONS OF THIS AGREEMENT, BUYER SHALL PURCHASE "LPG MIX" (AS HEREIN DEFINED) FROM SELLER AND SELLER AGREES TO SELL "LPG MIX" TO BUYER UNDER THE TERMS OF THIS AGREEMENT. AS USED IN THIS AGREEMENT, "LPG MIX" IS A PROPANE/BUTANE PRODUCT MIXTURE CONSISTING
 OF 90 PERCENT PROPANE AND 10 PERCENT BUTANE.

(5)  VOLUMES

5.1.  BUYER WILL SCHEDULE, PURCHASE AND ACCEPT, OR PAY FOR
 IF NOT SCHEDULED, DELIVERED AND ACCEPTED, A MINIMUM MONTHLY
 VOLUME OF "LPG MIX" (MINIMUM MONTHLY VOLUME LESS 5%) EQUAL
 TO THE FOLLOWING:

OCTOBER 1996, MIN 5,000,000 GALLONS (-5% AT BUYER'S OPTION),
 PLUS 2,500,000 GALLONS (-5% AT BUYER'S OPTION), TO BE LIFTED
 DURING THE TERM OF THIS AGREEMENT;

(WINTER SEASON)    NOVEMBER 1996-MARCH 1997 MIN. 7,500,000
 GALLONS PER MONTH (-5% AT BUYER'S OPTION), AND

(SUMMER SEASON)    APRIL 1997 - SEPTEMBER 1997 MIN 3,500,000
 GALLONS PER MONTH (+/- 5% AT BUYER'S OPTION).

5.2. IN CASE BUYER DOES NOT LIFT THE MINIMUM MONTHLY VOLUME ALREADY PAID AS PER CLAUSE 5.1. FOR REASONS OTHER THAN FORCE MAJEURE OR REASONS ATTRIBUTABLE TO SELLER, BUYER WILL HAVE THE RIGHT TO SCHEDULE AND LIFT, AND SELLER TO DELIVER, THE DEFICIENCY VOLUME:

              DEFICIENCY VOLUME IS DEFINED AS FOLLOWS:

DEFICIENCY VOLUME=MINIMUM MONTHLY VOLUME LESS ACTUAL VOLUME DELIVERED

BUYER SHALL HAVE THE RIGHT TO LIFT THE DEFICIENCY VOLUME
 DURING THE TERM OF THIS AGREEMENT.  IN CASE THAT BUYER
 RESOLVES NOT TO LIFT SUCH DEFICIENCY VOLUME, THEN BUYER
 WILL GIVE THE RIGHT OF FIRST REFUSAL TO SELLER TO PURCHASE
 THE CORRESPONDING DEFICIENCY VOLUME, AT A PRICE AND UNDER
 THE TERMS AND CONDITIONS AGREEABLE TO BOTH PARTIES.

5.3.  IN CASE DEFICIENCY VOLUME IS NOT LIFTED BY BUYER DUE
 TO REASONS ATTRIBUTABLE TO SELLER (TERMINAL AND/OR PIPELINE STOPPED DUE TO LEAK, EXPLOSION OR MAINTENANCE OR ANY GOVERNMENTAL AUTHORIZTION) THEN, BUYER AND SELLER SHALL NOT BE LIABLE FOR ANY PAYMENT AND/OR LIFTING OF SUCH DEFICIENCY VOLUME. IN CASE THAT THE PARTIES AGREE THAT SUCH DEFICIENCY VOLUME CAN BE LIFTED BY BUTER, THEN SUCH DEFICIENCY VOLUME WILL BE SCHEDULED AND PAID AS ANY ADDITIONAL VOLUME, IN ACCORDANCE WITH CLAUSE 5.4.

5.4. BUYER WILL SCHEDULE ITS LIFTING OF "LPG MIX" WITH SELLER FOR EACH DELIVERY MONTH AT LEAST THREE WORKING DAYS BEFORE THE BEGINNING MONTH OF DELIVERIES. BUYER MAY REQUEST ADDITIONAL VOLUMES THAN THOSE ALREADY SCHEDULED AS PER CLAUSE 5.1. ABOVE, IN ANY MONTH. THEREFORE, SELLER SHALL MAKE ITS BEST EFFORTS TO MAKE ADDITIONAL VOLUMES AVAILABLE TO BUYER (PRICE AND CONDITIONS AGREEABLE TO BOTH PARTIES), FOR BUYER TO PURCHASE AND ACCEPT A VOLUME OF "LPG MIX" AT LEAST EQUAL TO THAT VOLUME SCHEDULED HEREIN ABOVE.

5.5.  BUYER WILL ACCEPT DELIVERY OF THE "LPG MIX" VIA TRUCK
 AT SELLER'S TERMINAL IN BROWNSVILLE, TEXAS (THE TERMINAL)
 AS SCHEDULED BY BUYER, AS LONG AS IT MEETS THE SPECS
 DESCRIBED IN ATTACHMENT "A".


(6)  MEASUREMENT

6.1.  THE QUANTITY OF PRODUCTS DELIVERED SHALL BE DETERMINED
 BY NET WEIGHT.  FOR PAYMENT PURPOSES, THE WEIGHT OF THE
 "PLG MIX" DELIVERED TO BUYER WILL BE CONVERTED TO VOLUME
 (CORRECTED TO 60 DEGREES F) VIA ANALYSIS OF SAMPLES USING
 A GAS CHROMATOGRAPHY, THE CHROMATOGRAPHY MUST BE CALIBRATED
 ACCORDING TO THE ASTM PROCEDURES.  BUYER AND SELLER WILL
 CAUSE AN INDEPENDENT INSPECTOR, MUTUALLY AGREED BY THE
 PARTIES, TO SAMPLE AND ANALYZE EACH LOAD OF THE "LPG MIX".
 BUYER AND SELLER WILL SHARE THE COST OF THE INSPECTIONS AT 50%/50%.

6.2. EMPTY TRUCKS WILL BE WEIGHTED AT THE PORT OF BROWNSVILLE PUBLIC SCALES OR OTHER SCALE MUTUALLY AGREED BY BOTH PARTIES, BEFORE ENTERING THE TERMINAL, AND LOADED TRUCK WILL BE WEIGHT
 AT THE SCALE UPON DEPARTURE. THE SCALE WILL BE TESTED AND ADJUSTED TO ACCURACY AT LEAST ONCE EVERY 30 DAYS. THE COSTS
 OF WEIGHTING THE TRUCKS BEFORE AND AFTER LOADING, AND/OR IF
 A THIRD PARTY IS 50%/50% BASIS. SCALE COMPANY WILL INVOICE BUYER FOR THE TOTAL AMOUNT AND BUYER WILL INVOICE TO SELLER
 ONE HALF OF SUCH TOTAL AMOUNT. IF SELLER, AT ANY TIME, INSTALLS SCALES AT THE TERMINAL, THEY WILL THEREAFTER BE THE SCALES FOR ALL TRUCKS RECEIVING "LPG MIX" AT THE TERMINAL, AND THEY SHOULD BE OPERATED AND MAINTAINED IN ACCORDANCE WITH THE ABOVE PROVISIONS. THE CHARGE FOR SUCH SCALES SHALL BE 100% FOR SELLERS ACCOUNT.



(7)  SCHEDULE OF SERVICE

7.1.  SELLER WILL PROVIDE LOADING SERVICES AT THE TERMINAL
 SEVEN DAYS A WEEK, TWENTY-FOUR HOURS PER DAY.  HOWEVER
 HOURS OF SERVICE SHALL BE SUBJECT TO AVAILABILITY OF
 BUYER'S AUTHORIZED PERSON(S) TO DISPATCH THE "LPG MIX"
 FROM THE TERMINAL.

7.2.  SELLER WILL PROVIDE BUTER A DAILY ACTIVITY REPORT
 SPECIFYING THE QUANTITY (WEIGHT) AND QUALITY OF THE
 "LPG MIX" DELIVERED TO BUYER AT THE TERMINAL, AS PER
 INDEPENDENT INSPECTOR REPORTS.


(8)  TITLE AND RISK

TITLE AND RISK OF LOSS OF THE "LPG MIX" WILL PASS FROM
 SELLER TO BUYER AT OUTLET FLANGE OF THE TRUCK AT THE
 LOADING RACKS LOCATED AT THE TERMINAL.  AT SUCH POINT,
 THE "LPG MIX" SHALL BE DEEMED TO BE DELIVERED.


(9)  QUALITY

    THE "LPG MIX" SHALL MEET THE SPECIFICATIONS ATTACHED AS EXHIBIT "A"


(10)  TERM

    THIS AGREEMENT IS EFFECTIVE FROM OCTOBER 1ST, 1996 TO SEPTEMBER 30, 1997.


(11)  PRICE

11.1.  PRICE FORMULA FOR PROPANE AND BUTANE SHALL BE BASED
 ON THE MONTHLY AVERAGE OF THE DELIVERY MONTH, AS PUBLISHED
 BY OPIS (OIL PRICE INFORMATION SERVICE) UNDER MT. BELVIEU
 NON TET SPOT POSTINGS FOR 90% PROPANE AND 10% BUTANE, PLUS
 A SERVICE COST OF 0.0325 USD/GAL.

11.2.  THE ESTIMATED PRICE FOR INVOICES PURPOSE WILL BE THE
 POSTING PRICE OF THE LAST DAY OF THE PREVIOUS MONTH OF
 DELIVERIES PLUS THE SERVICE COST.


(12)  PREPAYMENT

IT IS HEREBY AGREED BY THE PARTIES THAT ON OCTOBER 7TH,
 AND OCTOBER 15TH, 1996, BUYER WILL MAKE PREPAYMENTS TO
 SELLER IN ACCORDANCE WITH THE FOLLOWING:

A)  THE AMOUNT OF THE PREPAYEMNT TO BE PAID ON OCTOBER 7, 1996,
 SHALL BE THE PRICE FORMULA AS DESCRIBED IN CLAUSE 11.1,
 CONSIDERING THE POSTING PRICE PUBLISHED ON
 SEPTEMBER 27, 1996 FOR A VOLUME OF 1,923,077 GALLONS.


B)  THE AMOUNT OF THE PREPAYMENT TO BE PAID ON
 OCTOBER 15, 1996, SHALL BE THE PRICE FORMULA AS DESCRIBED
 IN CLAUSE 11.1, CONSIDERING THE POSTING PRICE PUBLISHED
 ON OCTOBER 7, 1996 FOR A VOLUME OF 1,923,077 GALLONS.

THIS PREPAYMENTS SHALL APPLY TO THE VOLUME DELIVERED AND
 INVOICED DURING THE MONTH OF OCTOBER 1996 UNTIL SUCH
 VOLUME AMOUNTS 3,846,154 GALLONS. THE REMAINDER VOLUME DELIVERED ON OCTOBER SHALL BE PAID FOR AND INVOICED AS PER THE OTHER PAYMENT AND INVOICING PROVISIONS OF THIS AGREEMENT.

IN ORDER TO ADJUST THE ESTIMATED PRICE TO THE ACTUAL PRICE
 INVOICED, THE PRICER PER GALLON SHALL BE EQUAL TO THE ACTUAL PRICE LESS A DISCOUNT EQUAL TO THE AVERAGE OF THE TREASURY BILL RATE FOR THREE MONTHS AS PUBLISHED BY REUTERS ON SEPTEMBER 27, 1996 AND OCTOBER 7, 1996 RESPECTIVELY.

THE INTEREST CALCULATION SHALL BE BASED ON THE ACTUAL NUMBER
 OF DAYS THE MONEY IS PREPAID TIMES THE RATE AS DEFINED ABOVE
 DIVIDED BY 360 DAYS.


(13)  INVOICING

13.1.  SELLER WILL INVOICE BUYER EVERY WEEK FOR THE TOTAL
 VOLUME LOADED DURING THE IMMEDIATELY PRECEDING WEEK.

13.2.  THE PRICE PER GALLON INVOICED WILL BE THE ESTIMATED
 PRICE AS DESCRIBED IN CLAUSE (11).  THE ADJUSTMENT FOR THE
 ACTUAL PRICE SHOULD BE INVOICED THROUGH DEBIT/CREDIT NOTES
 TO BUYER IN THE FIRST WEEK OF THE FOLLOWING MONTH TO
 DELIVERY MONTH.

13.3.  ALL THE INVOICES MUST COMPLY WITH BUYER'S TREASURY
 DEPARTMENT INSTRUCTIONS AND SHALL BE SENT TOT THE ATTENTION
 OF LUIS GARNICA/JUAN CARLOS CABALLERO.


(14)  PAYMENT TERMS

FULL NET CASH IN U.S. DOLLARS PAYABLE WITHIN 10 DAYS AFTER
ORIGINAL INVOICE IN HARD COPY IS RECEIVED BY BUYER IN ITS
 OFFICES, TREASURY DEPARTMENT (AV. MARINA NACIONAL 329,
 TORRE EJECUTIVA PISO 20).

A FAX TRANSMISSION OF THE CORRESPONDING INVOICE WILL BE
 ACCEPTABLE TO BUYER IN ORDER TO REVIEW IT AS SOON AS
 POSSIBLE IN ORDER TO ASSURE PROMPT PAYMENT AS OUTLINED
 IN THE ABOVE PARAGRAPH TO SELLER, IN ACCORDANCE WITH THE
 PAYMENT TERMS HEREIN AGREED.

IN CASE THAT THE PAYMENT DATE FALLS ON A SUNDAY OR HOLIDAY,
 THEN THE PAYMENT DATE WILL BE THE NEXT WORKING DATE.
 IN CASE THAT THE PAYMENT DATE FALLS ON A SATURDAY, THEN THE
 PAYMENT DATE WILL BE THE PRIOR WORKING DATE.


(15)  OFFICE EXPENSE

BUYER SHALL PAY TELEPHONE, TELEFAX AND SECRETARIAL EXPENSES
 INCURRED BY ITS REPRESENTATIVES SUPERVICSING RECEIPT OF THE "LPG MIX" DELVIERIES AT THE TERMINAL. BUYER SHALL ARRANGE, AT ITS COST, FOR TELEPHONE AND COPIER SERVICE, AND SHALL SET UP ITS OWN CREDIT AND DIRECT PAYMENT FOR THOSE SERVICES. ANY OF ABOVE EXPENSES OF BUYER THAT ARE PAID BY SELLER SHALL BE INVOICED BY SELLER AND SHALL BE PAID BY BUYER SEVEN BUSINESS DAYS AFTER RECEIPT OF THE INVOICE. IF THE SEVENTH BUSINESS DAY IS A WEEKEND OR HOLIDAY,


(16)  LAW AND ARBITRATION

THE AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE
 WITH THE LAWS OF THE STATE OF NEW YORK. ALL DISPUTES ARING OUT OF OR RELATING TO THE AGREEMENT SHALL BE SETTLED BY FINAL ARBITRATION IN THE STATE OF NEW YORK, CITY OF N.Y., CONDUCTED
 IN ACCORDANCE WITH THE RULES OF CONCILIATION AND ARBITRATION
 OF THE INTERNATIONAL CHAMBER OF COMMERCE IN EFFECT AT SUCH TIME. THE NUMBER OF ARBITRATORS SHALL BE THREE.


(17)  SPILL/ENVIRONMENTAL POLLUTION

IN THE EVENT OF ANY "LPG MIX" SPILLS OR OTHER ENVIRONMENTAL
 POLLUTING DISCHARGE OCCURS PRIOR TO DELIVERY, AS THE SAME
 IS DEFINED IN ARTICLE 8 OF THIS AGREEMENT, ALL CLEAN-UP
 OPERATIONS THAT MAY BE REQUIRED BY ANY GOVERNMENTAL
 AUTHORITIES, SHALL BE FOR SELLER'S ACCOUNT.

IF SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE OCCURS
 AFTER DELIVERY, AS THE SAME IS DEFINED IN ARTICLE 8 OF
 THIS AGREEMENT, ALL CLEAN-UP OPERATIONS THAT MAY BE REQUIRED,
 SHALL BE FOR BUYER'S ACCOUNT.

IN THE EVENT THAT SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE
 OCCURS AFTER DELIVERY, AT THE TERMINAL, BUYER AUTHORIZES SELLER
 TO COMMENCE CONTAINMENT OR CLEAN-UP OPERATIONS AS DEEMED
 APPROPRIATE OR NECESSARY BY SELLER OR AS MAY BE REQUIRED BY ANY
 GOVERNMENTAL AUTHORITIES.  SERLLER WILL NOTIFY BUYER IMMEDIATELY
 OF SUCH OPERATIONS.  SELLER SHALL HAVE THE RIGHT TO DIRECT ALL
 CONTAINMENT AND CLEAN-UP OPERATION.  ALL COSTS OF CONTAINMENT
 AND CLEAN-UP FOR SUCH SPILL WILL BE BORNE BY BUYER, AND BUYER
 SHALL INDIMNIFY AND HOLD SELLER HARMLESS FROM ANY AND ALL EXPENSES, CLAIMS, LIABILITIES, DAMAGES, PENALTIES, FINES
 AND OTHER COST(INCLUDING, WITHOUT LIMITATION, ATTORNEYS FEES)
 RESULTING OR RELATED TOT SUCH INCIDENT.  FOLLOWING THE INDEMNITY
 OF SELLER BY BUYER, SELLER WILL COOPERATE WITH BUYER FOR THE
 PURPOSE OF OBTAINING REIMBURSEMENT IN THE EVENT THAT ANY NON-AGENT
 THIRD PARTY IS LEGALLY RESPONSIBLE FOR ANY COSTS OR EXPENSES
 BORNE BY BUYER UNDER THIS PARAGRAPH.

IN THE EVENT THAT SUCH SPILL OR ENVIRONMENTAL POLLUTING
 DISCHARGE OCCURS AFTER DELIVERY, OUT OF THE TERMINAL, BUYER MAY AUTHORIZE SELLER TO COMMENCE CONTAINMENT OR CLEAN-UP OPERATIONS AS DEEMED APPROPRIATE OR NECESSARY BY SELLER OR
 AS MAY BE REQUIRED BY ANY GOVERNMENTAL AUTHORITIES. SELLER WILL NOTIFY BUYER IMMEDIATELY OF SUCH OPERATIONS. SELLER SHALL HAVE THE RIGHT TO DIRECT ALL CONTAINMENT AND CLEAN-UP OPERATIONS. ALL COSTS OF CONTAINMENT AND CLEAN-UP FOR SUCH SPILL WILL BE BORNE BY BUYER, AND BUYER SH
 FINES AND OTHER COST(INCLUDING, WITHOUT LIMITATION, ATTORNEYS
 FEES) RESULTING OR RELATED TO SUCH INCIDENT. FOLLOWING THE INDEMNITY OF SELLER BY BUYER, SELLER WILL COOPERATE WITH BUYER FOR THE PURPOSE OF OBTAINING REIMBURSEMENT IN THE EVENT THAT ANY NON-AGENT THIRD PARTY IS LEGALLY RESPONSIBLE FOR ANY COSTS OR EXPENSES BORNE BY BUYER UNDER THIS PARAGRAPH.


(18)  SAFETY

BUYER WILL COMPLY, AND WILL CAUSE BUYER'S EMPLYEES, AGENTS AND
 OTHERS ENTERING THE TERMINAL ON BEHALF OF BUYER TO COMPLY, WITH ALL TERMINAL SAFETY AND HEALTH REGULATIONS. BUYER WILL EXECUTE IN ITS NAME, PAY FOR, AND FURNISH TO SELLER PRIOR TO ACCEPTING ANY :LPG MIX" AT THE TERMINAL, ALL INFORMATION (INCLUDING APPLICABLE MATERIAL DATA SHEETS), DOCUMENTS, LABELS, PLACARDS, CONTAINERS, AND OTHER MATERIALS WHICH MAY BE REQUIRED TO BE FURNISHED BY BUYER BY STATUTES, ORDINANCES, RULES OR REGULATIONS OF ANY PUBLI
 MIX" AT OR FROM THE TERMINAL.


(19)  FORCE MAJEURE

NEITHER PARTY SHALL BE LIABLE FOR FAILURE OR DELAY IN THE
 PERFORMANCE OF THIS AGREEMENT DUE TO ACTS OF GOD, EARTHQUAKE, FLOOD, FIRE, WAR, HOSTILITIES, CIVIL COMMONTIONS, GOVERNMENTAL ACTS, STRIKES, PIPELINE STOPPED DUE TO LEAK OR EXPLOSION AND ANY OTHER CAUSE BEYOND THE CONTROL OF EITHER OF THE PARTIES.

ANY PARTY CLAIMING FORCE MAJEURE SHALL PROMPTLY NOTIFY THE
 OTHER OF THE OCCURRENCE OF THE EVENT OF FORCE MAJEURE RELIED
 UPON.

EVENTS OF FORCE MAJEURE SHALL NOT RELIEVE ANY PARTY FROM
 MAIKING ANY PAYMENT FOR PRODUCT DELIVERED AND/OR SERVICE
 RENDERED HEREUNDER.


(20)  LIMITAITON OF LIABILITY

SELLER SHALL NOT BE LIABLE FOR MORE THAN THE ACTURAL COST TO
 REPLACE ANY "LPG MIX" NOT DELIVERED HEREUNDER.  SELLER SHALL
 NOT BE LIABLE TO BUYER FOR SPECIAL, INDIRECT OR CONSEQUENTIAL
 DAMAGES.



(21)  MISCELLANEOUS
21.1. AMENDMENTS, WAIVER. THIS AGREEMENT MAY NOT BE CHANGED OR MODIFIED, EXCEPT IN WRITING BY MUTUAL AGREEMENT OF BOTH PARTIES. THE FAILURE OF ANY PARTY TO ENFORCE ANY OF THE PROVISIONS OF THIS AGREEMENT WILL NOT BE CONTRUED TO BE A WAIVER OF THOSE PROVISIONS, OR A WAIVER OF THE RIGHT OF ANY PARTY TO ENFORCE THEM.

21.2. SEVERABILITY. IF ANY PROVISION OF THIS AGREEMENT IS DETERMINED TO BE INVALID OR UNENFORCEABLE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.
21.3.  ASSIGNMENT.  NEITHER PARTY MAY ASSIGN THIS AGREEMENT
 OR ANY PORTION OF IT WITHOUT THE PRIOR WRITTEN CONSENT OF
 THE OTHER PARTY.
21.4.  OTHER TERMS AND CONDITIONS.   WHERE NOT IN CONFLICT
 WITH THE ABOVE, INCOTERMS 1990 FOR FCA TRANSACTIONS WITH LATEST AMENDMENTS SHALL APPLY. A COPY OF THE LAST EDITION
 OF SUCH INCOTERM IS ATTACHED HEREIN AS EXHIBIT "B".
THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE
 INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS CONTRACT.
21.5.  ENTIRE AGREEMENT.   THIS AGREEMENT CONSTITUES THE
 ENTIRE AGREEMENT AMONG THE PARTIES AND SUPERSEDES ALL PREVIOUS NEGOTIATIONS, COMMITMENTS AND WRITINGS WITH
 RESPECT TO SUCH SUBJECT MATTER OF THIS AGREEMENT.

IF THIS MEETS WITH YOUR UNDERSTANDING AND APPROVAL, PLEASE
 SIGN IN THE APPROPRIATE SPACE.



         BUYER                         SELLER


BY:                          BY:  THOMAS A. SERLETH
TITLE:                            TITLE:    EXECUTIVE VICE PRESIDENT



                   "EXHIBIT "A"


GPM MIX CHARACTERISTICS           MAX       TEST METHODS

COMPOSITION
PROPANE/BUTANE 90/10 PCT OF VOL

ETHANE                       2.0       PCT. VOL. OF PROPANE
BUTYLENE                     1.0       PCT. VOL. OF ISOBUTANE
PROPYLENE                         5.0       PCT. VOL. OF PROPANE
PENTANES & HEAVIES                2.0       PCT. VOL. OF BUTANE
VAPOR PRESSURE                    190       ASTM D-1267-75
CHROMATOGRAPH ANALYSIS                      ASTM D-2163
SPECIFIC GRAVITY                            ASTM D-1657
CORROSION COPPER STRIP AT 100%         1B        ASTM D-1638-74
F.DEG.
OTHER DELETERIONS SUBSTANCES      NONE


                        "EXHIBIT "B"

INCOTERMS 1990 FOR FREE CARRIER TRANSACTIONS WITH LATEST
 AMENDMENTS SHALL APPLY.